November 1, 2001

                  DREYFUS MASSACHUSETTS TAX EXEMPT BOND FUND

                           SUPPLEMENT TO PROSPECTUS
                             DATED OCTOBER 1, 2001

      THE FOLLOWING INFORMATION REPLACES THE INFORMATION CONTAINED IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT-PORTFOLIO MANAGER":

Effective November 1, 2001, James Welch became the fund' s primary portfolio manager. Mr. Welch joined Dreyfus as a Senior Portfolio Manager in the Municipal Securities Group in October 2001. For the five years prior thereto Mr. Welch was a Senior Vice President and member of the portfolio management team at Back Bay Advisors.

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